Events after the Reporting Period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the Reporting Period

27. EVENTS AFTER THE REPORTING PERIOD

After the reporting date of December 31, 2024, the following significant events have occurred:

In the first quarter of 2025, certain employees converted 787,597 options, as part of their stock option plan, into 787,597 Class A ordinary shares of Euros 0.12 of par value, resulting in an increase of share capital of Euros 95 thousand.

Additionally, in the first quarter of 2025, we closed capital increases as part of the ATM programme, pursuant to which we sold 739,742 Class A ordinary shares of Euros 0.12 of per value, resulting in an increase of share capital of Euros 89 thousand.

On February 21, 2025, we closed a private placement of Class A Shares, pursuant to which we sold 26,707,142 Class A Shares for aggregate gross proceeds of $9,9 million (€ 9.4 Million) to certain existing investors and strategic partners at a price of $0.37 per share.

As disclosed in Note 2, on April 8, 2025, all remaining financial institutions adhered to the framework agreement, formalizing the grace period and waiving financial covenant requirements for 2025 (Notes 2 and 13). Additionally, the Group is renegotiating its €15 million bilateral loan with one of the lenders including financial covenants (Note 13).